EXHIBIT 32.2

CERTIFICATION
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Christine Sacco, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Prestige Consumer Healthcare Inc. on Form 10-Q for the quarter ended September 30, 2025, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Prestige Consumer Healthcare Inc.

/s/ Christine Sacco
Name: Christine Sacco
Title: Chief Financial Officer & Chief Operating Officer
(Principal Financial Officer)
Date: November 6, 2025